Scudder
Ohio
Tax Free Fund

Semiannual Report
September 30, 1995

o For investors seeking double-tax-free income exempt from both Ohio and regular federal income taxes.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER OHIO TAX FREE FUND

CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  14 Financial Statements

  17 Financial Highlights

  18 Notes to Financial Statements

  21 Officers and Trustees

  22 Investment Products and Services

  23 How to Contact Scudder

IN BRIEF

* Long-term interest rates remained on a downward slope throughout the six-month period ended September 30, 1995. Scudder Ohio Tax Free Fund generated a solid 4.93% total return for the period, based on a $0.25 increase in the Fund's share price to $13.02 on September 30 and reinvested distributions totaling $0.38 per share.

* The Fund's six-month total return outpaced the 4.19% average return of the 51 Ohio tax free funds tracked by Lipper Analytical Services, Inc.

* The Fund's 30-day net annualized SEC yield was 5.08% on September 30, 1995, equivalent to a 9.09% taxable yield for Ohio investors subject to the 44.13% combined federal and state income tax rate.

(bar chart title)
                    Fund Yield vs. Taxable Equivalent Yield

(bar chart data)
                    The Fund's 30-Day         Taxable Equivalent
                        SEC Yield                    Yield
                        ---------                    -----
         3/31/95          5.22%                      9.34%
         9/30/95          5.08%                      9.09%

LETTER FROM THE FUND'S PRESIDENT


Dear Shareholders,

         In our annual report dated March 31, we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, interest rates (long-term and short-term alike) fell markedly lower.

         Throughout 1995, investors have been anticipating an economic slowdown. For now, economic indicators are turning up, corporate profits remain healthy, and consumers have responded to lower short-term rates by borrowing and spending more. We believe consumers will fuel this reacceleration of U.S. economic activity until their increasingly high debt burdens force them to tighten their budgetary belts. The current economic expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

         What does this mean for tax-exempt fund investors? It is possible that the pickup in economic activity could lead to some increases in interest rates over the short term. But the economy is extremely interest-rate sensitive and should respond quickly to any rate changes. When the economy begins to slow down, rates should move back down. Most importantly, the relationship between supply and demand for municipal bonds should work in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on the prices of these bonds.

         As always, your portfolio managers will continue to focus their efforts on fundamental research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative at 1-800-225-2470 if you have questions about your Fund. Page 23 provides more information on how to contact Scudder. Thank you for choosing Scudder Ohio Tax Free Fund to help meet your investment needs.


Sincerely,

/s/ David S. Lee
David S. Lee
President,
Scudder Ohio Tax Free Fund

Scudder Ohio Tax Free Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Ohio Tax Free Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,058    10.58%    10.58%
5 Year    $15,238    52.38%     8.79%
Life of
Fund*     $18,867    88.67%     7.90%

Lehman Brothers Municipal Bond Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,118    11.18%    11.18%
5 Year    $15,289    52.89%     8.86%
Life of
Fund*     $20,124   101.24%     8.75%

*The Fund commenced operations on May 28, 1987.
Index comparisons begin May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Ohio Tax Free Fund
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 9,462
88             $10,858
89             $11,823
90             $12,381
91             $14,095
92             $15,534
93             $17,671
94             $17,062
95             $18,867

Index
Year            Amount
----------------------
5/31/87*       $10,000
87             $10,038
88             $11,341
89             $12,325
90             $13,163
91             $14,899
92             $16,456
93             $18,553
94             $18,100
95             $20,124

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                       1987*   1988    1989    1990    1991    1992    1993    1994    1995
                     ------------------------------------------------------------------------
Net Asset Value...   $11.10  $11.86  $12.00  $11.71  $12.46  $12.93  $13.72  $12.46  $13.02
Income Dividends..   $  .26  $  .76  $  .84  $  .79  $  .77  $  .74  $  .71  $  .70  $  .69
Capital Gains
Distributions.....   $   --  $  .01  $  .05  $  .06  $  .06  $  .02  $  .21  $  .10  $  .03
Fund Total
Return (%)........    -5.38   14.75    8.88    4.72   13.84   10.21   13.76   -3.44   10.58
Index Total
Return (%)........      .38   12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses, the average annual total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

General Obligation       23%
Hospital/Health          18%
Sales and Special Tax    12%
Higher Education         11%              The Fund remained well diversified
Water/Sewer Revenue      11%              across carefully selected revenue
Core Cities/Lease         6%              and general obligation bonds.
Pollution Control
Revenue                   5%
State Agency/Lease        5%
Electric Utility Revenue  4%
Miscellaneous Municipal   5%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------

AAA                     51%
AA                      15%               The portfolio's emphasis on credit
A                       14%               quality remained intact, even
BBB                     13%               amidst improving market conditions.
Not Rated                7%
                       ----
                       100%
                       ====

Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------

Less than 1 year         3%
1 - 5 years              7%               Intermediate-term bonds constituted
5 - 10 years            38%               the bulk of the Fund's portfolio,
10 - 20 years           45%               and contributed solidly to the
Greater than 20 years    7%               Fund's performance.
                       ----
                       100%
                       ====

Weighted average effective maturity: 11 years

For more complete details about the Fund's Investment Portfolio, see page 10.

SCUDDER OHIO TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Scudder Ohio Tax Free Fund rewarded investors with strong competitive results during the six-month period ended September 30, 1995, as interest rates continued to fall. Generating a total return of 4.93% for the period, your Fund outpaced the 4.19% average return for the 51 Ohio tax free funds tracked by Lipper Analytical Services, Inc. The Fund's return reflects an increase in share price to $13.02 on September 30 from $12.77 six months ago, and the reinvestment of distributions totaling $0.38 per share -- $0.35 in income distributions and $0.03 in long-term capital gain distributions.

         The Fund's 30-day net annualized SEC yield stood at 5.08% on September 30, down from 5.22% at the start of the period, reflecting the declining rate environment. Still, the Fund's yield on a taxable equivalent basis is substantially higher than yields from comparable taxable investments. For Ohio taxpayers in the top combined federal and state tax bracket of 44.13%, a taxable investment had to provide a yield of 9.09% to match your Fund's tax-free yield as of September 30.

         The Fund's modest dip in yield was more than offset by its rising share price. Price appreciation, in fact, has played a prominent role in the Fund's performance throughout this year, as evidenced by its 12.16% return for the first nine months of 1995. Strengthening bond prices were also behind the Fund's June capital gain distribution -- which represented the net profits from the sale of some Fund holdings.

                    Favorable Overall Bond Market Conditions
                      Belie Differences in Specific Sectors

         Despite strong performance in 1995, investors remain hesitant about bonds -- municipal, Treasury, and corporate -- as memories linger of 1994's price declines. But those who did re-enter the bond markets generally encountered favorable conditions. Encouraged by reports indicating slowing economic growth and the continued absence of inflationary pressures, investors have pushed up fixed-income prices and driven down yields since long-term interest rates peaked in November 1994.

         Yields did not fall uniformly nor did prices rise in lockstep across different sectors of the bond market, however -- nor along the maturity spectrum. Treasury securities, for instance, outperformed municipal securities during the six-month period largely because Treasuries respond more quickly to changing conditions, as they enjoy a larger, more active market. Moreover, unlike Treasuries, most municipal bonds are callable, meaning they can be retired by their issuers before maturity. Falling interest rates typically raise the incidence of calls as bond issuers refinance their debt at more favorable rates. Compared with taxable investments, specifically Treasuries, long-term municipal bonds displayed the weakest relative performance, while short-term municipal bonds displayed the strongest.

         On a positive note, the supply/demand balance for municipal bonds remains favorable because of the continued dearth of new issues. Today, supply remains below even 1994's levels, when rising interest rates virtually dried up the refinancing activity that had been flooding the market with new issues for some years.

          Strategy Focuses on Intermediate Maturities, Call Protection

         During the period, we took advantage of opportunities to make the most of our total-return orientation. Several strategies helped provide investors with an attractive level of tax-free income and, at the same time, enhanced the value of their overall investment: a focus on noncallable bonds, the addition of more intermediate-term securities, and an overall emphasis on well-researched issues of creditworthy municipal entities.

         The Fund's existing holdings of noncallable bonds contributed to portfolio performance throughout the period. Noncallable bonds tend to perform better than their callable counterparts when interest rates fall since the value of callable bonds typically diminishes as their call dates approach. Noncallables also help the Fund maintain a stable stream of income. When callable bonds are called, investors are forced to reinvest the proceeds in lower-income-producing securities. Because the vast majority of municipal bonds are callable, portfolios owning a healthy dose of noncallable bonds tend to have an edge in performance.

         We added to bonds with intermediate-term maturities during the period, given their attractive price and yield characteristics. Specifically, we focused on bonds with maturities between 14 and 18 years. Because we believed that intermediate to longer-intermediate bonds provided reasonable income together with a measure of price stability, more than 90% of the portfolio was invested in bonds with effective maturities under 20 years as of the end of the period.

         In addition to this emphasis on intermediate term securities, we replaced shorter-term holdings with select longer-term bonds. These bonds afforded high levels of income and strong price appreciation during the period.

         As always, we remained attentive to credit quality -- average weighted portfolio quality at the end of the period was AA. As a further protection, we added to our holdings of insured securities. (The Fund, of course, is not insured.) Diversification, as always, retained a central role. The portfolio was broadly diversified among general obligation bonds, which are supported by state and local taxing authorities; and a variety of revenue bonds, which derive their income from their underlying public projects.

                                   Ohio Review

         Investors of Ohio bonds continue to benefit from the state's excellent financial condition. Moderate debt levels and tax rates combined with a strong, diverse economy have translated into a stable market for the state's bonds.

         Debt levels in Ohio are moderate, in part because all general obligation bond issues must be approved by voters. Another source of strength is Ohio's broad revenue base, which acts as a cushion against shifting economic cycles. Helping to expand this base are the state's tax rates, which are moderate in comparison with other states, giving Ohio a competitive advantage in attracting new businesses. Finally, economic activity in Ohio is in better shape than the nation as a whole. Unemployment levels in September were 5.2% versus a national average of 5.6%. Though manufacturing remains a dominant economic force, the state has evolved in recent decades as the trade and service industries have gained prominence.

                                     Outlook

         We believe the interest rate environment will remain favorable to bond investors in the months ahead. Moreover, tax-exempt securities with maturities longer than 10 years remain attractively priced compared with their taxable counterparts. On this basis alone, we expect municipal bonds to outperform taxables. In the meantime, we expect investors in the Fund to continue to enjoy solid price appreciation while earning a high level of income free from both federal and state of Ohio income taxes.

         Thank you for your continued interest in Scudder Ohio Tax Free Fund.

Sincerely,

Your Portfolio Management Team

/s/ Donald C. Carleton                     /s/ Philip G. Condon

Donald C. Carleton                         Philip G. Condon

SCUDDER OHIO TAX FREE FUND
INVESTMENT PORTFOLIO AS OF SEPTEMBER 30, 1995 (UNAUDITED)


                                                                     Principal    Credit       Market
                                                                     Amount ($)  Rating (b)   Value ($)
--------------------------------------------------------------------------------------------------------
1.9%                     SHORT-TERM MUNICIPAL INVESTMENTS

OHIO        Cuyahoga County, OH, Health & Education,
             University Hospital of Cleveland,
             Daily Demand Note, 4.8%, 1/1/16*. . . . . . . . . . . .   300,000      MIG1       300,000

            Hamilton Health Systems, Franciscan Sisters
             of the Poor Health Systems, Series A,
             Daily Demand Note, 4.8%, 3/1/17*. . . . . . . . . . . . 1,200,000      MIG1     1,200,000
                                                                                             ---------

            TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
             (Cost $1,500,000) . . . . . . . . . . . . . . . . . . .                         1,500,000
                                                                                             ---------

98.1%                     LONG-TERM MUNICIPAL INVESTMENTS

OHIO        Cleveland, OH:
             General Obligation:
              Series A, 6.3%, 7/1/06 (c) . . . . . . . . . . . . . . 1,000,000       AAA     1,081,970
              5.3%, 9/1/08 (c) . . . . . . . . . . . . . . . . . . . 2,000,000       AAA     2,001,740
              Series 1993, 5.375%, 9/1/09 (c). . . . . . . . . . . . 1,700,000       AAA     1,695,767
             Public Power System Improvement Revenue,
              Series B, 7%, 11/15/17 . . . . . . . . . . . . . . . .   750,000       BBB       780,975
             Urban Renewal Tax Increment Rock & Roll Hall of
              Fame and Museum Project, 6.75%, 3/15/18. . . . . . . . 1,000,000        NR     1,007,590
             Waterworks Improvement, First Mortgage
              Revenue, Series 1992 F, 6.25%, 1/1/07 (c). . . . . . . 1,000,000       AAA     1,071,520
            Columbus, OH:
             General Obligation:
               Limited Tax, Various Purpose, Series 1993,
                5.25%, 9/15/11 . . . . . . . . . . . . . . . . . . . 1,000,000       AAA       979,860
               Unlimited Tax, Sewer Improvement, 6%, 5/1/13. . . . . 1,000,000       AAA     1,039,080
            Cuyahoga County, OH:
             General Obligation, Jail Facilities:
               Series 1991, ETM, Zero Coupon, 10/1/02*** . . . . . . 1,500,000        AA     1,067,115
               Series 1993 B, 5%, 10/1/08 (c). . . . . . . . . . . . 4,180,000       AAA     4,055,519
             Hospital Facilities Revenue, Health Cleveland Inc.,
               Series 1993, 6.25%, 8/15/10 . . . . . . . . . . . . . 1,000,000         A     1,014,770
            Fairfield, OH, City School District, 7.2%, 12/1/09 (c) . 1,000,000       AAA     1,158,950
            Franklin County, OH, Riverside United Methodist
             Hospital, Series A, 5.75%, 5/15/12. . . . . . . . . . . 1,950,000        AA     1,908,991
            Gateway Economic Development Corporation of
             Cleveland, OH, Stadium Revenue, 6.5%, 9/15/14 . . . . . 4,000,000        NR     3,902,080
            Gateway Economic Development Corporation of
             Cuyahoga County, OH, Excise Tax, Series 1990,
             7.5%, 9/1/05. . . . . . . . . . . . . . . . . . . . . . 1,000,000       BBB     1,084,730

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                            INVESTMENT PORTFOLIO


--------------------------------------------------------------------------------

                                                                    Principal      Credit       Market
                                                                    Amount ($)    Rating (b)   Value ($)
---------------------------------------------------------------------------------------------------------
            Gateway Economic Development Corporation of
             Greater Cleveland, OH, Excise Tax, Series 1990,
             7.2%, 9/1/01. . . . . . . . . . . . . . . . . . . . . . 2,550,000       BBB       2,746,426
            Hamilton County, OH:
             General Obligation, 5.1%, 12/1/11 . . . . . . . . . . . 1,000,000        AA         942,100
             Health System Revenue, Franciscan Sisters of the
              Poor Health System, Providence Hospital, Series
              1992, 6.8% 7/1/08. . . . . . . . . . . . . . . . . . . 2,000,000       BBB       2,029,960
             Hospital Facilities Revenue, Christ Hospital,
              Series 1991 B, 6.625%, 1/1/06 (c). . . . . . . . . . . 1,000,000       AAA       1,075,610
             Sewer System Revenue, Improvement and
              Refunding:
               Series A, 6.4%, 12/1/05 . . . . . . . . . . . . . . .   750,000        AA         812,572
               5.45%, 12/1/09 (c). . . . . . . . . . . . . . . . . . 1,000,000       AAA       1,003,840
            Huber Heights, OH, Water System Revenue, Capital
             Appreciation Bonds, Zero Coupon, 12/1/12. . . . . . . . 1,005,000       AAA         379,005
            Lorain County, OH:
             Hospital Refunding Revenue:
              EMH Regional Medical Center, 5%, 11/1/07 (c) . . . . . 1,000,000       AAA         974,290
              Humility of Mary Health Care System, Series A,
               5.9%, 12/15/08. . . . . . . . . . . . . . . . . . . . 1,000,000         A       1,045,760
            Lorain, OH, Hospital Authority Refunding Revenue,
             Lakeland Community Hospital Inc., 6.5%, 11/15/12. . . . 1,000,000         A       1,017,790
            Lucas County, OH:
             Hospital Revenue:
              Flower Hospital, Series 1993, 6.125%, 12/1/13. . . . . 1,375,000       BBB       1,309,069
              St. Vincent Medical Center, 5.25%, 8/15/20 (c) . . . . 1,900,000       AAA       1,735,194
            Mahoning County, OH, General Obligation,
             Limited Tax, 6.6%, 12/1/06 (c). . . . . . . . . . . . . 1,100,000       AAA       1,212,310
            North Olmsted, OH, General Obligation,
             6.25%, 12/15/12 (c) . . . . . . . . . . . . . . . . . . 1,500,000       AAA       1,564,860
            Northeast Ohio Regional Sewer District, Wastewater
             Improvement Revenue Refunding:
              5.5%, 11/15/12 (c) . . . . . . . . . . . . . . . . . . 1,550,000       AAA       1,522,891
              5.6%, 11/15/13 (c) . . . . . . . . . . . . . . . . . . 1,000,000       AAA         975,480
            Ohio Air Quality Development Authority, Pollution
             Control Revenue:
              Cleveland Electric Company, 8%, 12/1/13 (c). . . . . . 1,250,000       AAA       1,465,450
              Dayton Power and Light Company Project,
               prerefunded, 9.5%, 12/1/95**. . . . . . . . . . . . . 1,010,000        AA       1,044,542
            Ohio General Obligation, 6%, 8/1/10  . . . . . . . . . . 1,000,000        AA       1,051,210
            Ohio Higher Education Facilities Revenue:
             Case Western Reserve University, Series B,
              6.5%, 10/1/20. . . . . . . . . . . . . . . . . . . . . 2,250,000        AA       2,459,678
             John Carroll University, Series B, 5.3%, 11/15/14 . . . 1,000,000         A         936,020
             Oberlin College Project, prerefunded,
              7.1%, 10/1/99**. . . . . . . . . . . . . . . . . . . .   495,000       AAA         546,327

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER OHIO TAX FREE FUND

--------------------------------------------------------------------------------

                                                                    Principal      Credit       Market
                                                                    Amount ($)    Rating (b)   Value ($)
---------------------------------------------------------------------------------------------------------
             University of Dayton Project:
              1994 Project, 5.8%, 12/1/14 (c). . . . . . . . . . . .   500,000       AAA         495,670
              7.25%, 12/1/12 (c) . . . . . . . . . . . . . . . . . . 1,000,000       AAA       1,120,720
            Ohio Housing Finance Agency, Single-Family
             Mortgage Revenue, Series 1990 F, 7.6%, 9/1/16 . . . . . 1,665,000       AAA       1,774,341
            Ohio Liquor Profits Refunding Bonds, Economic
             Development Revenue, Series 1989,
             6.85%, 3/1/00 (c) . . . . . . . . . . . . . . . . . . . 1,000,000       AAA       1,095,330
            Ohio Mortgage Revenue, International Order of
             Odd Fellows Home, FHA Insured, 8.15%, 8/1/17. . . . . .   150,000       AAA         162,434
            Ohio Public Facilities Commission, Higher
             Educational Capital Facilities Revenue,
             Series 2B, 5.4%, 11/1/07 (c). . . . . . . . . . . . . . 2,000,000       AAA       2,037,340
            Ohio State Building Authority:
             Correctional Facilities Revenue, Series 1991 A,
              6.5%, 10/1/04. . . . . . . . . . . . . . . . . . . . . 1,000,000         A       1,097,310
             Juvenile Correction Facilities, 6%, 10/1/06 . . . . . . 1,555,000         A       1,670,397
             Toledo Government Office Building, Series A,
              prerefunded, 8%, 4/1/03**. . . . . . . . . . . . . . .   500,000       AAA         602,635
             Worker's Compensation Facilities, William Green
              Building, Series 1993 A, 4.75%, 4/1/14 . . . . . . . . 1,000,000         A         863,430
            Ohio Water Development Authority, Pollution Control
             Revenue, Ohio Edison Company Project,
             Series 1989 A, 7.625%, 7/1/23 . . . . . . . . . . . . . 1,140,000       BBB       1,216,391
            Olmsted Falls, OH, City School District, General
             Obligation, Series 1991, 7.05%, 12/15/11 (c). . . . . . 1,000,000       AAA       1,124,040
            Parma, OH, General Obligation, 5.4%, 12/1/11 . . . . . . 1,000,000       AAA         984,040
            Solon, OH, School District, 5.3%, 12/1/13. . . . . . . . 1,000,000        AA         953,910
            Stark County, OH, Hospital Revenue Refunding,
             Timken Mercy Medical Center, Series B,
             5%, 12/1/07 (c) . . . . . . . . . . . . . . . . . . . . 1,140,000       AAA       1,110,520
            Summit County, OH, General Obligation
             6.4%, 12/1/14 (c) . . . . . . . . . . . . . . . . . . . 1,000,000       AAA       1,064,810
            Warren County, OH, Water Improvement, General
             Obligation, The P&G Project, Series 1995,
             5.25%, 12/1/16. . . . . . . . . . . . . . . . . . . . . 1,720,000        AA       1,572,097
PUERTO RICO Puerto Rico Electric Power Authority,
             Power Revenue, Series S, 6.125%, 7/1/09 . . . . . . . . 2,000,000         A       2,099,540
            Puerto Rico, General Obligation:
             Public Improvement Refunding, 5.4%, 7/1/07. . . . . . . 1,500,000         A       1,490,835
             Public Improvement, prerefunded, 6.6%,
              7/1/02 (c)** . . . . . . . . . . . . . . . . . . . . . 1,000,000       AAA       1,129,060
            University of Puerto Rico, University Systems,
             Series N, 6.25%, 6/1/08 (c) . . . . . . . . . . . . . . 1,000,000       AAA       1,101,360


     THE ACCOMPANYING NOTES ARE AN INTERGAL PART OF THE FINANCIAL STATMENTS.

                                                            INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                    Principal      Credit       Market
                                                                    Amount ($)    Rating (b)   Value ($)
---------------------------------------------------------------------------------------------------------
VIRGIN ISLANDS      Virgin Islands Public Finance Authority:
                     General Obligation, Matching Fund Loan Notes,
                       Series A, 7.25%, 10/1/18. . . . . . . . . . .   500,000        NR         529,445
                       Highway Revenue, Series 1989, 7.7%, 10/1/04 . 1,000,000       BBB       1,098,000
                                                                                             -----------
                    TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                     (Cost $75,051,855). . . . . . . . . . . . . . .                          78,094,696
                                                                                             -----------

------------------------------------------------------------------------------------------------------------

                    TOTAL INVESTMENT PORTFOLIO - 100.0%
                     (Cost $76,551,855) (a). . . . . . . . . . . . .                          79,594,696
                                                                                             -----------
                                                                                             -----------

(a) The cost for federal income tax purposes was $76,551,855. At September 30, 1995, net unrealized appreciation for all securities based on tax cost was $3,042,841. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,304,507 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $261,666.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC or MBIA.

  * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

 ** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER OHIO TAX FREE FUND
FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $76,551,855)
   (Note A). . . . . . . . . . . . . . . . . . . . . . . . .                  $ 79,594,696
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        28,927
Receivables:
   Interest. . . . . . . . . . . . . . . . . . . . . . . . .                     1,299,581
   Fund shares sold. . . . . . . . . . . . . . . . . . . . .                         3,673
                                                                              ------------
      Total assets . . . . . . . . . . . . . . . . . . . . .                    80,926,877

LIABILITIES
Payables:
   Investment Purchased. . . . . . . . . . . . . . . . . . .      $ 364,142
   Dividends . . . . . . . . . . . . . . . . . . . . . . . .        121,401
   Fund shares redeemed. . . . . . . . . . . . . . . . . . .         27,622
   Accrued management fee (Note C) . . . . . . . . . . . . .          5,139
   Other accrued expenses (Note C) . . . . . . . . . . . . .         44,192
                                                                  ---------
      Total liabilities. . . . . . . . . . . . . . . . . . .                       562,496
                                                                              ------------
Net assets, at market value. . . . . . . . . . . . . . . . .                  $ 80,364,381
                                                                              ------------
                                                                              ------------
NET ASSETS
Net assets consist of:
   Unrealized appreciation on investments. . . . . . . . . .                  $  3,042,841
   Accumulated net realized gain . . . . . . . . . . . . . .                       296,363
   Shares of beneficial interest . . . . . . . . . . . . . .                        61,734
   Additional paid-in capital. . . . . . . . . . . . . . . .                    76,963,443
                                                                              ------------
Net assets, at market value. . . . . . . . . . . . . . . . .                  $ 80,364,381
                                                                              ------------
                                                                              ------------
NET ASSET VALUE, offering and redemption price per
   share ($80,364,381 + 6,173,358 outstanding shares
   of beneficial interest, $.01 par value, unlimited
   number of shares authorized). . . . . . . . . . . . . . .                        $13.02
                                                                              ------------
                                                                              ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                            FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

        STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . .                   $ 2,324,808

Expenses:
Management fee (Note C). . . . . . . . . . . . . . . . . . .   $     73,036
Services to shareholders (Note C). . . . . . . . . . . . . .         39,464
Custodian and accounting fees (Note C) . . . . . . . . . . .         34,254
Trustees' fees (Note C). . . . . . . . . . . . . . . . . . .          7,677
Auditing . . . . . . . . . . . . . . . . . . . . . . . . . .         20,564
Reports to shareholders. . . . . . . . . . . . . . . . . . .         11,719
State registration . . . . . . . . . . . . . . . . . . . . .          3,807
Legal. . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,489
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,335        198,345
                                                               ---------------------------
Net investment income. . . . . . . . . . . . . . . . . . . .                     2,126,463
                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain from investment transactions . . . . . . .                       704,640
Net unrealized appreciation on investments
    during the period. . . . . . . . . . . . . . . . . . . .                     1,096,257
                                                                               -----------
Net gain on investments. . . . . . . . . . . . . . . . . . .                     1,800,897
                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . .                   $ 3,927,360
                                                                               -----------
                                                                               -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER OHIO TAX FREE FUND


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                       ENDED
                                                    SEPTEMBER 30,         YEAR ENDED
                                                        1995               MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                    (UNAUDITED)             1995
-------------------------------------------------------------------------------------
Operations:
Net investment income. . . . . . . . . . . . . . .   $  2,126,463        $  4,344,717
Net realized gain from investment
   transactions. . . . . . . . . . . . . . . . . .        704,640               8,918
Net unrealized appreciation on
   investments during the period . . . . . . . . .      1,096,257             526,733
                                                     ------------        ------------
Net increase in net assets resulting from
   operations. . . . . . . . . . . . . . . . . . .      3,927,360           4,880,368
                                                     ------------        ------------
Distributions to shareholders:
From net investment income ($.35 and $.70
   per share, respectively). . . . . . . . . . . .     (2,126,463)         (4,344,717)

                                                     ------------        ------------
From net realized gains from investment
   transactions ($.03 per share) . . . . . . . . .       (152,296)                  -
                                                     ------------        ------------
In excess of net realized gains ($.04 per share) .              -            (252,478)
                                                     ------------        ------------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . . .      4,023,855          10,714,541
Net asset value of shares issued to
   shareholders in reinvestment of
   distributions . . . . . . . . . . . . . . . . .      1,510,544           3,306,000
Cost of shares redeemed. . . . . . . . . . . . . .     (5,204,547)        (16,250,379)
                                                     ------------        ------------
Net increase (decrease) in net assets from
   Fund share transactions . . . . . . . . . . . .        329,852          (2,229,838)
                                                     ------------        ------------
INCREASE (DECREASE) IN NET ASSETS. . . . . . . . .      1,978,453          (1,946,665)
Net assets at beginning of period. . . . . . . . .     78,385,928          80,332,593
                                                     ------------        ------------
NET ASSETS AT END OF PERIOD. . . . . . . . . . . .   $ 80,364,381        $ 78,385,928
                                                     ------------        ------------
                                                     ------------        ------------
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period. . . . .      6,140,345           6,334,774
                                                     ------------        ------------
Shares sold. . . . . . . . . . . . . . . . . . . .        318,905             855,533
Shares issued to shareholders in
   reinvestment of distributions . . . . . . . . .        116,903             264,552
Shares redeemed. . . . . . . . . . . . . . . . . .       (402,795)         (1,314,514)
                                                     ------------        ------------
Net increase (decrease) in Fund shares . . . . . .         33,013            (194,429)
                                                     ------------        ------------
Shares outstanding at end of period. . . . . . . .      6,173,358           6,140,345
                                                     ------------        ------------
                                                     ------------        ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                                                  FOR THE PERIOD
                                  SIX MONTHS                                                                       MAY 28, 1987
                                     ENDED                                                                        (COMMENCEMENT
                                 SEPTEMBER 30,                        YEARS ENDED MARCH 31,                       OF OPERATIONS)
                                     1995      ------------------------------------------------------------------  TO MARCH 31,
                                  (UNAUDITED)   1995      1994      1993      1992      1991      1990      1989       1988
                                  -----------  ------    ------    ------    ------    ------    ------    ------  ------------
Net asset value,
 beginning of period . . . . . . .   $12.77    $12.68    $13.13    $12.47    $12.14    $11.97    $11.94    $11.65    $12.00
                                     ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
 operations:
 Net investment
  income (a) . . . . . . . . . . .      .35       .70       .70       .72       .75       .78       .82       .79       .66
 Net realized and
  unrealized gain
  (loss) on investment
  transactions . . . . . . . . . .      .28       .13      (.35)      .85       .36       .23       .10       .36      (.40)
                                     ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
 operations. . . . . . . . . . . .      .63       .83       .35      1.57      1.11      1.01       .92      1.15       .26
                                     ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:
 Net investment income . . . . . .     (.35)     (.70)     (.70)     (.72)     (.75)     (.78)     (.82)     (.84)     (.61)
 Net realized gains on
  investment transactions. . . . .     (.03)        -      (.08)     (.19)     (.03)     (.06)     (.07)     (.02)        -
 In excess of net realized gains .        -      (.04)     (.02)        -         -         -         -         -         -
                                     ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions. . . . . . . .     (.38)     (.74)     (.80)     (.91)     (.78)     (.84)     (.89)     (.86)     (.61)
                                     ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of period . .   $13.02    $12.77    $12.68    $13.13    $12.47    $12.14    $11.97    $11.94    $11.65
                                     ------    ------    ------    ------    ------    ------    ------    ------    ------
                                     ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN (%)(b). . . . . . . .     4.93**    6.82      2.48     13.04      9.33      8.75      7.80     10.83      2.30**
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of period
 ($ millions). . . . . . . . . . .       80        78        80        69        51        37        25        12         6
Ratio of operating expenses,
 net to average daily
 net assets (%)(a) . . . . . . . .      .50*      .50       .50       .50       .50       .50       .50       .50       .50*
Ratio of net investment income to
 average daily net assets (%). . .     5.36*     5.59      5.23      5.61      6.05      6.50      6.74      7.13      7.17*
Portfolio turnover rate (%). . . .     34.0*     19.9      12.2      34.7      13.2      22.6      15.9      35.7     105.5*
(a) Reflects a per share amount
     of expenses, exclusive of
     management fees,
     reimbursed by the
     Adviser of. . . . . . . . . .   $    -    $    -    $    -    $    -    $    -    $    -    $  .03    $  .11    $  .31
    Reflects a per share amount
     of management fee not
     imposed of. . . . . . . . . .   $  .03    $  .05    $  .05    $  .06    $  .07    $  .07    $  .07    $  .07    $  .05
    Operating expense ratio
     including expenses
     reimbursed, management
     fee and other expenses
     not imposed (%) . . . . . . .      .92*      .91       .90       .95      1.03      1.21      1.62      2.14      4.51*

(b)  Total returns are higher due to maintenance of the Fund's expenses.
  *  Annualized
 **  Not annualized

SCUDDER OHIO TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended September 30, 1995, purchases and sales of municipal securities (excluding short-term investments) aggregated $15,022,440 and $12,992,718, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until July 31, 1996 and during such period to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. For the six months ended September 30, 1995, the Adviser did not impose a portion of its fee amounting to $164,821, and the portion imposed amounted to $73,036, of which $5,139 was unpaid at September 30, 1995.

SCUDDER OHIO TAX FREE FUND

--------------------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $29,886 charged to the Fund by SSC for the six months ended September 30, 1995, of which $4,956 was unpaid at September 30, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1995, the amount charged to the Fund by SFAC aggregated $18,000, of which $6,000 was unpaid at September 30, 1995.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1995, Trustees' fees charged to the Fund aggregated $7,677.

OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee
Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director
Peter B. Freeman
    Trustee; Corporate Director and Trustee
Dudley H. Ladd*
    Trustee
Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University Juris Padegs*
    Trustee
Daniel Pierce*
    Trustee
Jean C. Tempel
    Trustee; General Partner, TL Ventures
Donald C. Carleton*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds

                   Money Market                                        Income
                     Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                    Scudder U.S. Treasury Money Fund                     Scudder GNMA Fund
                   Tax Free Money Market+                                Scudder Income Fund
                     Scudder Tax Free Money Fund                         Scudder International Bond Fund
                     Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                     Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                   Tax Free+                                             Scudder Zero Coupon 2000 Fund
                     Scudder California Tax Free Fund*                 Growth
                     Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                     Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                     Scudder Managed Municipal Bonds                     Scudder Global Fund
                     Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                     Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                     Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                     Scudder New York Tax Free Fund*                     Scudder International Fund
                     Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                     Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                   Growth and Income                                     Scudder Quality Growth Fund
                     Scudder Balanced Fund                               Scudder Small Company Value Fund
                     Scudder Growth and Income Fund                      Scudder Value Fund
                                                                         The Japan Fund

Retirement Plans and Tax-Advantaged Investments

                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

Closed-End Funds#

                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management

                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.

    For  complete  information  on any of the  above  Scudder  funds,  including management fees and expenses,  call or write for a free prospectus.  Read it carefully before you invest or send money. +A portion of the income from the tax-free  funds may be subject to  federal,  state,  and local  taxes.  *Not available in all states. +++A no-load variable  annuity contract provided by
    Charter  National  Life  Insurance  Company  and its  affiliate,  offered by
    Scudder's  insurance  agencies,  1-800-225-2470.  #These  funds,  advised by
    Scudder, Stevens & Clark, Inc. are traded on various stock exchanges.  ++For
    information  on  Scudder   Treasurers   Trust,(TM)  an  institutional   cash
    management  service that utilizes  certain  portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:

                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale


                                         For information on Scudder Treasurers                 For information on Scudder
                                         Trust,(TM) an institutional                           Institutional Funds,* funds
                                         cash management service for                           designed to meet the broad
                                         corporations, non-profit organizations                investment management and
                                         and trusts that uses certain                          service needs of banks and
                                         portfolios of Scudder Fund, Inc.*                     other  institutions, call
                                         ($100,000 minimum), call                              1-800-854-8525.
                                         1-800-541-7703.


   Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.


* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

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Celebrating Over 75 Years of Serving Investors

         Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

         Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.